UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2012

FRANKLIN CREDIT HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code:  (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                      Bankruptcy or Receivership.

As previously reported in a Current Report on Form 8-K of Franklin Credit Holding Corporation (“Franklin Holding” or the “Registrant”) filed on July, 19, 2012, the First Amended Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation, dated July 3, 2012, was amended and confirmed by the Confirmation Order entered on July 18, 2012 (and as amended and confirmed, the “Prepackaged Plan”) in Case No. 12-24411 (DHS), which is the voluntary case commenced by the Registrant, under Chapter 11 of the Bankruptcy Code, in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”).  Defined terms used herein, but not defined herein, shall have the meanings ascribed to them in the Prepackaged Plan.  The Registrant’s Current Report on Form 8-K filed with Commission on July 19, 2012 contains a summary of the Prepackaged Plan.

Upon the expiration of the time to file an appeal of the Confirmation Order under the Federal Rules of Bankruptcy Procedure, the Confirmation Order became a final order of the Bankruptcy Court on August 2, 2012, and, pursuant to the Prepackaged Plan, August 2, 2012 was established as the record date (the “Record Date”).  Pursuant to the Prepackaged Plan, shareholders of the common stock of the Registrant as of the Record Date are entitled to receive their respective pro rata shares of the Registrant’s 80% interest in Franklin Credit Management Corporation (“FCMC”), a national mortgage servicer (which did not and is not proposing to file a petition for bankruptcy). The Effective Date of the Prepackaged Plan is anticipated to be on or about August 9, 2012 (which date is subject to a number of external factors and is subject to change).  On the Effective Date, the Registrant’s common shares of FCMC are expected to be distributed to the record holders of the common stock of the Registrant as of the Record Date, and all conditions precedent to the effectiveness of the Prepackaged Plan are expected to have been satisfied or waived. The FCMC common stock so distributed shall be in the form of legended securities that may not be offered or sold in the public marketplace until the effectiveness of a Form 10 Registration Statement to be filed by FCMC, which FCMC anticipates filing in the next several days, with the Commission pursuant to the Securities Exchange Act of 1934, as amended, or under an applicable exemption from registration requirements.  The Registrant anticipates the Form 10 Registration Statement to be filed by FCMC will be effective, subject to the approval, review and comments of the Commission, within sixty to ninety days of filing.

On August 2, 2012, to further implement the Prepackaged Plan:

•
FCMC executed a promissory note in the amount of $1,109,000 payable over a period of five years at an interest rate of 3.25% per annum (the “Note”). For the term of the Note, on the first day of each month beginning with the month following the effective date (which start date is expected to be September 1, 2012), FCMC shall pay to the bankruptcy estate of Franklin Holding $18,483.33 per month, plus interest of 3.25% calculated on the outstanding Note balance at the close of the prior month, based a 360 day year multiplied by the actual number of days elapsed each month. FCMC may prepay the principal due on the Note without penalty. If payments are not made on time, there would be a late charge of five cents ($0.05) for each dollar ($1.00) of the delinquent payment. The default interest rate for the Note should there be an event of default (as defined in the Note) would be 8.25%. Separate and apart from the Note, on or about August 9, 2012, FCMC anticipates making a payment of $250,000 to the bankruptcy estate of the Registrant (the “Cash Payment”). The proceeds received by the Registrant from the Cash Payment and Note shall be used to pay the expenses of the Liquidation Manager, Allowed Administrative Claims to the extent not otherwise paid, the Distributions to Holders of Allowed Claims and the additional costs of winding down the Debtor and the Estate under the Prepackaged Plan. The representations, warranties and covenants of FCMC, which are contained in the Note, are typical for agreements of this type.

•
Thomas J. Axon, the Chairman, President and a shareholder of the Registrant and FCMC, entered into a continuing and unconditional guaranty of payment agreement (the “Guaranty”) in favor of the Registrant to guarantee (i) the payment of all sums due under the Note; and (ii) the performance of all terms, conditions and covenants set forth in the Note. The guaranty of payment includes interest on all obligations of FCMC under the Note without regard to whether FCMC is relieved of the obligation to pay such interest under the Bankruptcy Code or other similar statute.

•
Following notice to parties in interest and approval by the Bankruptcy Court, the Registrant entered into an agreement (the “Liquidation Manager Agreement”) with the undersigned, Kevin P. Gildea, EVP, Chief Legal Officer and Secretary of the Registrant and FCMC, who, without compensation and without any personal liability for any of the obligations of the Registrant, shall succeed to the rights and obligations of the Registrant and shall, pursuant to the Prepackaged Plan, serve as Liquidation Manager (in addition to his duties for FCMC) until the liquidation and distribution of the assets of the Registrant’s bankruptcy estate and books, records and files required to be retained under applicable law are stored. The Liquidation Manager shall perform those activities identified for the Liquidation Manager in the Current Report of the Registrant on Form 8-K filed on July, 19, 2012. Upon the request of a party in interest, the Bankruptcy Court may remove the Liquidation Manager for (i) an act of fraud, embezzlement or theft in connection with the Liquidation Manager’s duties or in the course of his engagement in such capacity, (ii) the intentional wrongful damage of property of the Debtor or the Estate, or (iii) gross neglect by the Liquidation Manager of his duties under this Agreement. The Liquidation Manager may resign at any time upon thirty (30) days’ prior written notice to the Bankruptcy Court. The Registrant, under the control of the Liquidation Manager, will not engage in, at any time, the conduct of any trade or business other than the distribution and liquidation of the assets of the Registrant’s bankruptcy estate.

FORWARD–LOOKING STATEMENTS

This Current Report on Form 8-K, including the Exhibits hereto, as well as other statements made by Franklin Holding may contain forward-looking statements that reflect, when made, Franklin Holding’s current views with respect to the current events and valuation of its assets and liabilities. In some cases, you can identify the forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates, ” “believes,” “intend,” “estimates,” “project,” “predicts,” “potential” or “continue,” the negative of these terms and comparable terminology. These forward-looking statements are based on management’s belief as well as assumptions made by and information available to management at the time the disclosed information was prepared. Such statements contain certain risks, uncertainties, and assumptions. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Important factors that could cause actual results to differ from those in Franklin Holding’s specific forward-looking statements include, but are not limited to, the following: the terms of the Prepackaged Plan; Franklin Holding’s ability to obtain the Bankruptcy Court’s approval with respect to motions in the Chapter 11 case prosecuted from time to time; the ability of Franklin Holding to consummate the Prepackaged Plan in the Chapter 11 case; the risk that the Effective Date may not occur; and the risks associated with litigation and other claims that involve Franklin Holding. Additional factors that could affect future results are described in Franklin Holding’s filings with the Commission, including, but not limited to, those factors discussed under the captions “Risk Factors,” “Interest Rate Risk” and “Real Estate Risk” in Franklin Holding’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 23, 2012, and Quarterly Reports on Form 10-Q. Franklin Holding disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of Franklin Holding’s various prepetition liabilities and common stock. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Franklin Holding undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Liquidation Manager Agreement.
2.2	Promissory Note of Franklin Credit Management Corporation made payable to the Registrant.
2.3	Guaranty of Thomas J. Axon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           August 3, 2012

FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/ Kevin P. Gildea
Name: Kevin P. Gildea
Title: Chief Legal Officer and Secretary